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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated January 27, 1998, included in BancTec, Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our firm included in this registration statement.



                                         ARTHUR ANDERSEN LLP



Dallas, Texas,
November 30, 1998